UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2024

Blue Chip Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-273760	84-3870355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 373, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 347-629-1990

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report.

During the preparation of its Form 10-K for the year ended May 31, 2024, management of Blue-Chip Capital Group, Inc. (the “Company”) identified misstatements with respect to recognition of legal expenses during the year ended May 31, 2023. Management identified certain legal expenses in the approximate amount of $30,000, that should have been accrued in the year ended May 31, 2023. This resulted in an understatement in the reported amounts of general and administrative expense and understatement in the reported amounts of net loss by such amount, for the period ended May 31, 2023. Correspondingly, accounts payable for the year ended May 31, 2023, were understated and have been restated.

On October 10, 2024, the Company’s management and the Board of Directors decided it was necessary to amend its Form 10-K for the year ended May 31, 2023, to correct the audited consolidated financial statements for the misstatements identified above. Accordingly, investors should no longer rely on the Company’s previously released audited consolidated financial statements for the year ended May 31, 2023. The restated financial statements to be included in the amended Form 10-K should be relied on in lieu of the previous audited consolidated financial statements included in the Company’s original Form 10-K for the year ended May 31, 2023. The Company is diligently pursuing completion of the restatements and intends to file the amended Annual Report for the year ended May 31, 2023, as soon as reasonably practicable.

Dan Barton, CPA, the Company’s independent registered public accounting firm, concurred with the Company’s decision to amend the Form 10-K for the year ended May 31, 2023. The Company’s management and its Board discussed with Dan Barton, CPA, the matters described in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 15, 2024

Blue Chip Capital Group, Inc.

/s/: James C. DiPrima
Name:	James C. DiPrima
Title:	Interim Chief Executive Officer